EXHIBIT 21.1

RESOURCE AMERICA, INC.
LIST OF SUBSIDIARIES

NAME OF SUBSIDIARIES	STATE OF INCORPORATION/ COUNTRY
FLI Holdings, Inc.	Delaware
LEAF Asset Management, LLC	Delaware
LEAF Financial Corporation	Delaware
LEAF Funding, Inc.	Delaware
LEAF Ventures II, LLC	Delaware
LEAF Ventures, LLC	Delaware
Merit Capital Advance, LLC	Delaware
Merit Capital Manager, LLC	Delaware
Merit Processing, LLC	Delaware
Prompt Payment, LLC	Delaware
Resource Leasing, Inc.	Delaware
RAI Ventures, Inc.	Delaware
Resource Asset Management, LLC	Delaware
CVC Credit Partners, LLC	Delaware
CVC Global Credit Opportunities Fund GP, LLC	Delaware
Ischus Capital Management, LLC	Delaware
Northport Capital, LLC	Delaware
Pearlmark Real Estate, LLC	Delaware
Pelium Capital GP, LLC	Delaware
Pelium Capital Management LLC	Delaware
RA Equity Co. LLC	Delaware
Resource Capital Investor, LLC	Delaware
Resource Capital Manager, Inc.	Delaware
Resource Capital Markets, Inc.	Delaware
Resource Europe Management Limited	United Kingdom
Resource Financial Fund Management, Inc.	Delaware
Resource Financial Institutions Group, Inc.	Delaware
Resource Income Advisors, Inc.	Delaware
Resource Residential Mortgage, LLC	Delaware
Trapeza Capital Management, LLC	Delaware
Trapeza Management Group, LLC	Delaware
Trapeza Manager, Inc.	Delaware
Trapeza TPS, LLC	Delaware
RCP Bent Oaks Manager, LLC	Delaware
RCP Cape Cod Manager, LLC	Delaware
RCP Chenal Brightwaters Manager, LLC	Delaware
RCP Coach Lantern Manager, LLC	Delaware
RCP Financial, LLC	Pennsylvania
RCP Foxcroft Manager, LLC	Delaware

RESOURCE AMERICA, INC.
LIST OF SUBSIDIARIES
(Continued)

NAME OF SUBSIDIARIES	STATE OF INCORPORATION/ COUNTRY
RCP Foxglove Manager, Inc.	Delaware
RCP Grove Manager, LLC	Delaware
RCP Heritage Lake Manager, LLC	Delaware
RCP Highland Lodge Manager, Inc.	Delaware
RCP Howell Bridge Manager, Inc.	Delaware
RCP Magnolia Manager, LLC	Delaware
RCP Memorial Tower Manager, LLC	Delaware
RCP Park Hill Manager, LLC	Delaware
RCP Partners, LP	Delaware
RCP Pear Tree Manager, LLC	Delaware
RCP Regents Center Manager, Inc.	Delaware
RCP Ryan's Crossing Manager, LLC	Delaware
RCP Santa Fe Manager, Inc.	Delaware
RCP Tamarlane Manager, LLC	Delaware
RCP Villas Manager, LLC	Delaware
RCP Waterstone Manager, LLC	Delaware
RCP West Wind Manager, LLC	Delaware
RCP Westchase Wyndham Manager, LLC	Delaware
RCP Wind Tree Manager, LLC	Delaware
RCP Woodhollow Manager, LLC	Delaware
RCP Woodland Hills Manager, LLC	Delaware
RCP Woodland Village Manager, LLC	Delaware
RCP Wyndridge Manager, LLC	Delaware
Resource Capital Partners II, LLC	Delaware
Resource Capital Partners, Inc.	Delaware
Resource Commercial Mortgages, Inc.	Delaware
Resource Housing Investors I, Inc.	Delaware
Resource Housing Investors II, Inc.	Delaware
Resource Housing Investors III, Inc.	Delaware
Resource Housing Investors IV, Inc.	Delaware
Resource Programs, Inc.	Delaware
Resource Properties XXV, Inc.	Delaware
Resource Properties XXVI, Inc.	Delaware
Resource Properties XXX, Inc.	Delaware
Resource Properties XXXI, Inc.	Delaware
Resource Real Estate Australia Pty Ltd.	Australia
Resource Real Estate Funding II, Inc.	Delaware
Resource Real Estate Funding, Inc.	Delaware

RESOURCE AMERICA, INC.
LIST OF SUBSIDIARIES
(Continued)

NAME OF SUBSIDIARIES	STATE OF INCORPORATION/ COUNTRY
Resource Real Estate Global Property Securities Ltd.	Australia
Resource Real Estate Holdings, Inc.	Delaware
Resource Real Estate Management, Inc.	Delaware
Resource Real Estate Management, LLC	Delaware
Resource Real Estate Opportunity Advisor II, LLC	Delaware
Resource Real Estate Opportunity Advisor, LLC	Delaware
Resource Real Estate Opportunity Manager II, LLC	Delaware
Resource Real Estate Opportunity Manager, LLC	Delaware
Resource Real Estate, Inc.	Delaware
Resource RSI Phase I, LLC	Delaware
Resource RSI Phase II, LLC	Delaware
RRE Chenal Brightwaters TIC, LLC	Delaware
RRE Heritage Lake TIC, LLC	Delaware
RRE Highland Lodge Manager, Inc.	Delaware
RRE Innovation Office Advisor, LLC	Delaware
RRE Innovation Office Manager, LLC	Delaware
RRE Leasco, LLC	Delaware
RRE Oak Park Leaseco, LLC	Delaware
RRE Regents Center TIC, LLC	Delaware
RRE West Chase Wyndham TIC, LLC	Delaware
RSI I Manager, Inc.	Delaware
RSI II Manager, Inc.	Delaware
Resource Securities, Inc.	Delaware

3